UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 9, 2010 (November 8, 2010)

Duff & Phelps Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33693	20-8893559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, Floor 31, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 871-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 8, 2010, Duff & Phelps, LLC (the "Company"), the primary operating subsidiary of Duff & Phelps Corporation, entered into a first amendment (the "Amendment") to its Credit Agreement dated July 15, 2009 (the "Credit Agreement") with Bank of America, N.A., as administrative agent and the lenders from time to time party thereto.  The Credit Agreement currently provides for a $30 million senior secured revolving credit facility, including a $10 million sub-limit for the issuance of letters of credit.

The Credit Agreement was amended to, among other things, (i) reduce the required minimum consolidated fixed charge coverage ratio for fiscal quarters after June 30, 2010 from 2.00:1.00 to 1.25:1.00, (ii) amend certain defined terms used in the calculation of the consolidated fixed charge coverage ratio, (iii) revise the covenant limiting the ability of the Company and its subsidiaries to enter into certain restrictive contractual obligations, and (iv) clarify the covenant relating to restricted payments.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits.

10.1
First Amendment to Credit Agreement, dated as of November 8, 2010, among Duff & Phelps, LLC, Duff & Phelps Acquisitions, LLC, Chanin Capital Partners LLC, and Rash & Associates, L.P., as guarantors, Bank of America, N.A., as administrative agent and letter of credit issuer, and each other lender party thereto, related to the Credit Agreement, dated as of July 15, 2009, among Duff & Phelps, LLC, each agent and lender from time to time party thereto and Bank of America, N.A., as administrative agent

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUFF & PHELPS CORPORATION

By:	/s/ Jacob L. Silverman
Name: Jacob L. Silverman
Title: Executive Vice President and Chief Financial Officer

Dated:  November 9, 2010

DUFF & PHELPS CORPORATION
CURRENT REPORT ON FORM 8-K
Report dated November 9, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1
First Amendment to Credit Agreement, dated as of November 8, 2010, among Duff & Phelps, LLC, Duff & Phelps Acquisitions, LLC, Chanin Capital Partners LLC, and Rash & Associates, L.P., as guarantors, Bank of America, N.A., as administrative agent and letter of credit issuer, and each other lender party thereto, related to the Credit Agreement, dated as of July 15, 2009, among Duff & Phelps, LLC, each lender from time to time party thereto and Bank of America, N.A., as administrative agent